UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 22, 2021

APARTMENT INCOME REIT CORP.
APARTMENT INCOME REIT, L.P.
(Exact name of registrant as specified in its Charter)

Maryland (Apartment Income REIT Corp.)	001-39686	84-1299717
Delaware (Apartment Income REIT, L.P.)	000-24497	84-1275621
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4582 South Ulster Street Suite 1700, Denver, Colorado	80237
(Address of principal executive offices)	(Zip Code)
303 757-8101
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (Apartment Income REIT Corp.)	AIRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant
After conducting a competitive process, on September 23, 2021, the Audit Committee of the Board of Directors of Apartment Income REIT Corp. (“AIR”) approved the appointment of Deloitte & Touche LLP (“Deloitte”) as the new independent registered public accounting firm for AIR and Apartment Income REIT, L.P. (the “Operating Partnership”) for the fiscal year ending December 31, 2021, subject to Deloitte’s completion of its customary client acceptance procedures.
During the fiscal years ended December 31, 2020 (“fiscal 2020”) and December 31, 2019 (“fiscal 2019”), and for the subsequent interim period through September 23, 2021, none of AIR, the Operating Partnership or anyone on their behalf consulted Deloitte regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation
S-K
(“Regulation
S-K”)
of the U.S. Securities and Exchange Commission (the “SEC”) through that date.
During the competitive process, on September 22, 2021, Ernst & Young LLP (“EY”) resigned as AIR’s and the Operating Partnership’s independent registered public accounting firm, effectively immediately.
EY’s reports on (i) the consolidated financial statements as of and for fiscal 2020 of AIR and the Operating Partnership and (ii) the consolidated financial statements as of and for fiscal 2019 of AIR’s predecessor, Apartment Investment and Management Company, and the Operating Partnership
,

then known as
 AIMCO Properties, L.P., did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During fiscal 2020 and fiscal 2019, and in the subsequent interim period through September 22, 2021, (i) there were no disagreements with EY (within the meaning of Item 304(a)(1)(iv) of Regulation
S-K)
on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that if not resolved to EY’s satisfaction, would have caused EY to make reference thereto in its reports; and (ii) there were no reportable events (as defined by Item 304(a)(1)(v) of Regulation
S-K).
AIR provided EY with a copy of the foregoing disclosures and requested that EY provide a letter addressed to the SEC stating whether it agrees with such disclosures. A copy of EY’s letter dated September 27, 2021 is filed as Exhibit 16.1 to this Current Report on Form
8-K.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

16.1	Letter of Ernst & Young LLP, dated September 27, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APARTMENT INCOME REIT CORP.

Date: September 27, 2021

	By:	/s/ Lisa R. Cohn
Lisa R. Cohn
President, General Counsel and Corporate Secretary

APARTMENT INCOME REIT, L.P.
By: AIR-GP, Inc., its general partner

	By:	/s/ Lisa R. Cohn
Lisa R. Cohn
President, General Counsel and Corporate Secretary